EXHIBIT (i)(2)


                               CONSENT OF COUNSEL

     I consent to the incorporation by reference in this Post-Effective Amendment No. 79 to the Registration Statement of Eaton Vance Growth Trust (1933 Act File No. 2-22019) of my opinion dated December 10, 2001, which was filed as Exhibit (i) to Post-Effective Amendment No. 77.


                                          /s/ James M. Wall
                                          James M. Wall, Esq.


December 23, 2002
Boston, Massachusetts